Exhibit 99.1

The Model for Industry Leadership

George Paz President & CEO Express Scripts Dom Meffe CEO, CuraScript SVP Specialty Pharmacy, Express Scripts

Congratulations to Priority Healthcare You've built one of the most respected healthcare service companies in the country.

Why We're Here To welcome you and to share with you: Overview of Express Scripts/CuraScript Our vision for how Priority Healthcare will complement our value proposition Our culture Information about the acquisition process

Specialty medications are the fastest growing segment of healthcare spend - our job is to help clients manage this spend We can build one of the largest and most comprehensive platform for specialty pharmacy services by adding your expertise to our core offering Why Priority Healthcare

Express Scripts Overview

Our Value Proposition We make the use of prescription drugs safer and more affordable...

Our Culture People are our product...intelligence, diversity and passion A "whatever it takes" service culture... internal commitment to teamwork and patient care Uncompromising integrity

Our Clients Managed care organizations Commercial insurers Self funded employers Unions and Taft Hartley Funds State and federal government programs

Our Products Retail network management Home delivery Generic penetration programs Formulary management Step therapy programs Specialty pharmacy services

Our History 1986 Express Scripts established 1992 Initial public offering of 8 million shares at $.81 per share (split adjusted) 1996 ESI Canada established; Annual Drug Trend Report and Outcomes Conference launched 1998 ValueRx acquired 1999 Diversified Pharmaceutical Systems acquired 2001 RxHub LLC, launched; Acquired CAPSS in Canada Acquired Phoenix Marketing Group 2002 NPA, labor- based PBM acquired 2003 MPB, St. Louis-based PBM, acquired CuraScript acquired 2004

Express Scripts at a Glance - 2004 We're #137 on the Fortune 500 Revenues $15.1 Billion Employees 11,000

Express Scripts With Priority Healthcare Revenues $16.8 Billion Employees 12,900

1996 1997 1998 1999 2000 2001 2002 2003 2004 Total Adjusted Claims 66.1 84.9 135.5 243.8 288.5 357.2 439.5 479.4 519.2 Mail Penetration 0.126 0.138 0.164 0.131 0.158 0.172 0.185 0.202 0.226 * Represents network claims plus 3 times home delivery claims -home delivery claims are 90 days vs. 30 days in the network. Excludes UHC claims Growth in Claims

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 ESI 1 2.55 3.68 5.74 7.98 5.6 9.38 20.98 20 31.95 29.23 30.03 41.53 47.78 61.59 NASDAQ 1 1.2 1.3 1.33 1.87 2.29 2.79 3.89 7.22 4.38 3.46 2.37 3.55 3.86 3.82 S&P 500 1 1.07 1.14 1.13 1.51 1.81 2.38 3.01 3.6 3.23 2.81 2.16 2.72 2.97 3.01 Express Scripts: Shareholder Value

Express Scripts Facilities Overview PBM Contact Centers Arizona Colorado* Georgia Michigan Minnesota Missouri New Mexico New York Pennsylvania PBM Home Delivery Arizona Missouri New Mexico Pennsylvania * Will open in September 2005 Corporate Headquarters: St. Louis, Missouri Specialty Pharmacy Florida, HQ California Nebraska New York Pennsylvania Texas

Express Scripts Facilities Overview with Priority Healthcare PBM Contact Centers Arizona Colorado* Georgia Michigan Minnesota Missouri New Mexico New York Pennsylvania PBM Home Delivery Arizona Missouri New Mexico Pennsylvania Specialty Pharmacy Florida, HQ California Delaware Indiana Kentucky Massachusetts Nevada New York North Carolina Ohio Pennsylvania Tennessee Texas * Will open in September 2005

Express Scripts' Commitment: Build the Premier Specialty Platform Aligned interest with our clients and patients Comprehensive disease state expertise Multiple distribution capabilities Further develop supply chain opportunities Maintain the integrity of specialty as a stand-alone business unit

CuraScript Overview

Our Mission Make specialty drug therapy more effective and affordable... one patient at a time

Oncology- Pharmacy Multiple Sclerosis Rheumatoid Arthritis Psoriasis Hepatitis C Growth Hormone Deficiency Infertility Misc. Hemophilia Asthma CuraScript Product Mix

CuraScript & Priority Healthcare Product Mix



Pulmonary Fibrosis
RSV Prevention
Pulmonary Hypertension
Oncology- Pharmacy
Misc.
Specialty Infusion
Oncology- Distribution
Distribution Other
Multiple Sclerosis
Hemophilia
Infertility
Growth Hormone Deficiency
Rheumatoid Arthritis
Asthma
Psoriasis
Hepatitis C

CuraScript pharmacy

EXPRESS SCRIPTS®

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Goals for Working Together Maintain focus on patient care Maintain client relationships Leverage strengths and capabilities of the organizations Maintain open and honest communications

Coming Together: Next Steps Provide a forum for answering questions Collaborate on integration planning Continue the legal and regulatory work to close the transaction as anticipated during Q4 2005

Again, We Welcome Priority Healthcare Q & A

The PBM's Role Rx written Patient gets Rx Doctor and patient visit Sponsor Service Patient Care Contact Center Retail RPh Express Scripts' role Rx filled Safety Mail Mail Rx